Exhibit 10.40

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT No. 3 TO PRIMARY SUPPLIER DISTRIBUTION AGREEMENT

(SOUTHEAST AND MIDWEST)

This Amendment No. 3 (this “Amendment”) to the Primary Supplier Distribution Agreement (Southeast and Midwest) among Core-Mark International, Inc.(“Core-Mark”) and GPM Investments, LLC, GPM Southeast, LLC, GPM Midwest, LLC, and GPM Apple, LLC (collectively, “GPM”) is made effective as of March 31, 2018 (the “Effective Date”) and amends that certain Primary Supplier Distribution Agreement (Southeast and Midwest) (the “Agreement”) originally executed by GPM Southeast, LLC and GPM Midwest, LLC (and to which GPM Midwest, LLC was added by amendment and GPM Apple, LLC is added herein) and Core-Mark with an effective date of January 1, 2016 (as amended, the “Agreement”).

AMENDMENT

Now therefore, in consideration of the covenants and promises in the Agreement and in this Amendment, the sufficiency and adequacy of which is agreed to and acknowledged, the parties hereto agree to amend the following specific terms of the Agreement as set forth herein. All other terms and conditions and provisions of the agreement shall continue in full force and effect.

1.	Joinder

GPM Apple, LLC is hereby added as a Customer under the Agreement. Upon the Effective Date, the term “Customer” shall mean GPM Investments, LLC, GPM Midwest, LLC, GPM Southeast, LLC and GPM Apple, LLC, collectively.

2.	Term

This Amendment will become effective on the Effective Date with the new stores being added in phases as mutually agreed in writing in accordance with Section 4 of this Amendment.

3.	Marketing Allowance

Section 6.E. of the Agreement (Prorations) is hereby amended to become Section 6.F. of the Agreement. Any existing references in the Agreement to Section 6.E. shall now refer to Section 6.F.

The following is hereby added as Section 6.E. of the Agreement:

Supplier will pay to Customer a quarterly marketing allowance of [***] per operating location listed on Exhibit A to Amendment 3 to the Agreement. All payments will be paid in arrears for each active location within ten (10) days after each quarter ends during the term of the Agreement. The payment for the first period from and after the date of Amendment 3 shall be prorated.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

If new stores are opened or if existing stores are closed in the same geographical regions as the stores listed on Exhibit A to Amendment 3 to the Agreement, Supplier will pay Customer a prorated amount of the marketing allowance as set forth in this Section 6.E. based on the number of full months the store is operated within the quarter.

4.	Added Locations/Onetime Conversion Allowance/Transition

The 285 stores listed on Exhibit A attached hereto are hereby added as locations under the Agreement with the respective delivery schedules set forth in such schedule. No other locations of GPM or its affiliates are added to the Agreement. A onetime conversion allowance will be paid to help support the supplier conversion of the stores included in Exhibit A attached hereto. The onetime conversion allowance is in addition to any other allowance provided for in the Agreement.

The onetime conversion allowance will be based on the attached 285-store list. The onetime conversion allowance shall be paid in phases within 30 days of the initial deliveries to each phase of converted stores at a rate equal to [***] per store.

Core-Mark understands and agrees that the additional stores are being transitioned from being serviced by [***] and agrees to work in a cooperative manner with GPM and [***] to transfer the stores to being serviced by Core-Mark in an efficient and smooth manner. Core-Mark and GPM shall mutually agree in writing on a schedule for transitioning the stores.

Without limiting the foregoing, Core-Mark agrees to provide adequate manpower to reset and retag stores to meet an aggressive rollout plan. In lieu of being required to pick-up, itemize, and salvage non-guaranteed items, Core-Mark agrees to pay Customer [***] per store as a credit for such items. Such amount shall be paid at the same time as the onetime conversion allowance is paid.

With respect to Customer’s proprietary items that are in all [***] warehouse at time of transition, for Customer proprietary items purchased by [***], Core-Mark agrees to buy such proprietary items and, for Customer proprietary items owned by Customer, Core-Mark agrees to transition such items to the Core-Mark warehouses at no additional charge. All proprietary items shall be picked up from each [***] warehouse within 14 days of the date that such [***] warehouse is no longer supplying Customer or, with respect to the final transition of all stores to Core-Mark, such earlier date as required by [***].

5.

Delivery Charges. To the extent Exhibit A attached hereto lists the frequency of deliveries as two per week, there shall be no additional charge for such second delivery. Additionally, stores with purchases of [***] or more per week can request a second delivery at no additional charge. Stores with purchases of less than [***] per week can request a second delivery at a cost of [***] per week (or [***] per delivery).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

6.

Account Management. Section 16 of the Agreement requires Core-Mark to assign two (2) Account Managers to Customer. Core-Mark hereby agrees to assign a third Account Manager who will work full time out of Customer’s Richmond, Virginia office.

7.

Significant Change. The parties hereto agree that the terms set forth in this Amendment are based on the addition of multiple stores and the parties’ negotiations with respect thereto. Therefore, the parties waive any additional rights which they may have under Section 8 of the Agreement to further renegotiate the terms of the Agreement or to terminate the Agreement with respect to the “significant change” in store count resulting from the addition of these 285 stores.

Authority to Sign:

Each of the individuals signing this Amendment on behalf of Core-Mark and GPM represents and warrants to the other party that they have full authority to do so and that this Amendment legally binds the respective parties.

[signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date and year first written above.

GPM Southeast, LLC	CORE-MARK International
GPM Investments, LLC
GPM Midwest, LLC
GPM Apple, LLC

/s/ Arie Kotler	/s/ Chandler Beck
(Signature)	(Signature)

CEO	V.P. of Sales
(Title)	(Title)

4/16/2018	4/13/18
(Date)	(Date)

/s/ Chris Giacobone
(Signature)

COO
(Title)

4/16/2018
(Date)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Exhibit A

Additional Stores